Exhibit 10.17
SFBC INTERNATIONAL, INC.
AMENDED AND RESTATED 1999 STOCK PLAN
     1. Purpose and Eligibility. This Stock Plan (the “Plan”) is intended to advance the interests of SFBC International, Inc., (the “Company”) and its Related Corporations, as defined below, by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers; as defined below, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company (“Awards”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”); and (f) non-employee directors of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder (“Non-Discretionary Options”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Awards, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.
     For purposes of the Plan, the term “Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
     This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (“Rule 16b-3”) for participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

     2. Administration of the Plan.
          (a) The Plan may be administered by the entire board of directors of the Company (the “Board”) or by a committee as defined below (the “Committee”). If the Company is subject to the provisions of the Exchange Act, the Committee shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3. Once appointed, such Committee shall continue to serve until otherwise directed by the Board. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant of each Option by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Awards and SARs) to whom Non-Qualified Options, Awards and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Awards, which shall not be less than the fair market value defined by Section 7; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) except for Non-Discretionary Options, determine (subject to Section 6) when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.
          No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.
          (b) The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

          (c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.
          (d) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board or the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of or liable for gross negligence or willful misconduct in the performance of his duties as a member of the Board or the Committee; (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel or (iii) arising from any action in which person asserts a claim against the Company whether such claim is termed a complaint, counterclaim, cross-claim, third party complaint or otherwise and provided further that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. Provided, however, the exception in Section 2(d) (iii) shall not apply to an action for indemnification under circumstances where the Company has failed to provide indemnification to the Board or Committee member which indemnification is required by this Plan.
          (e) The Board may delegate the powers to grant Stock Rights to executive Officers to the extent permitted by Delaware law.
     3. Eligible Employees and Others.
          (a) ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Awards and SARs may be granted to any director

(whether or not an employee), Officers, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.
          (b) All directors of the Company who are not employees or 10% stockholders of the Company or Related Corporations shall automatically receive 15,000 Non-Qualified Options (i) upon election or appointment to the Board; and (ii) after all Common Stock grants and Non-Qualified Options previously granted pursuant to this Section 3(b) have vested if vesting occurs during the term of office of such directors.
               (1) The exercise price of the Options shall be fair market value as defined by Section 7 or such higher price as may be established by an amendment to this Plan.
               (2) The Options granted under Section 3(b) shall vest in six equal increments of 7,500 Options per director on each June 30 and December 31, provided that the director is still serving as a director of the Company on the applicable vesting date. To the extent that any Options which have not been exercised do not vest, the Options shall lapse.
          (c) The Options shall be exercisable for a period of five years from the date of grant, except where the Board or Committee selects a shorter period at the time of any discretionary grant.
          (d) The “formula” grant contained in Section 3(b) above shall not be amended more than once every six months, other than to comport with changes in the Code or other applicable laws.
     4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 3,150,000 subject to adjustment as provided in Section 14, and less all Options outstanding as of the date this Plan is approved by the Company’s stockholders and Options previously exercised under the Second Amended and Restated 1999 Stock Option Plan. Any such shares may be issued under ISOs, Non-Qualified Options, Awards, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.
     5. Granting of Stock Rights.
          (a) Stock Rights may be granted under the Plan at any time on and after the approval of this Plan by the Company’s stockholders. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.
          (b) The Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.
          (c) A SAR entitles the holder to receive, in cash or in shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the fair market value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Committee. The exercise price of each SAR granted under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable SAR agreement or document, if any. Settlement of SARs may be made in shares of Common Stock (valued at their fair market value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement or document as is determined by the Committee. A copy of such document, if any, shall be provided to the grantee, and the Committee may require that the grantee execute such agreement or document prior to granting the SAR to such person.
          (d) An RSU gives the grantee the right to receive an amount in cash or shares of the Company’s Common Stock on applicable vesting or other dates, equal to the fair market value of one share of the Common Stock of the Company. RSUs may be issued either alone, in addition to, or in tandem with other Stock Rights granted under the Plan. After the Committee determines that it will grant RSUs under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the Restricted Unit Period (as defined below) applicable to the imposition, if any, of any performance-based condition or other restriction on the RSUs, the number of RSUs that such person shall be entitled to and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Committee made the determination to grant the RSUs. The offer shall be accepted by execution of an RSU agreement in the form determined by the Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Committee shall prescribe in the RSU agreement, the period in which such restricted Common Stock becomes no longer forfeitable (the “Restricted Unit Period”). With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock; provided that the RSU agreement may provide for payments in lieu of dividends to such grantee. The RSU agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of RSU agreements need not be the same with respect to each grantee.
          (e) Notwithstanding any provision of this Plan, the Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.
          (f) The Stock Rights shall not be exercisable for a period of more than ten years from the date of grant.
     6. Sale of Shares. Any shares of the Company’s Common Stock acquired pursuant to Stock Rights granted hereunder shall not be sold to any person subject to Section 16 under the Exchange Act until at least six months elapse from the date of acquisition of such Stock Rights. Nothing in this Section 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.
     7. ISO Minimum Option Price and Other Limitations.
          (a) The exercise price per share relating to all Options granted under the Plan shall not be less than the fair market value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.
          (b) In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.
          (c) “Fair market value” shall be determined as of the last trading day prior to the date such Option is granted and shall mean:
               (1) the closing price on the principal market if the Common Stock is listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over-the-Counter Bulletin Board (the “Bulletin Board”);

               (2) if the Company’s shares are not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
               (3) if there are no prices available under Section 7(c)(1) or (2), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or
               (4) if there is no regularly established trading market for the Company’s Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.
     8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 5, 9, 10 and 11, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% stockholders of the Company.
     9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3(b) and 9 through 13, each Option granted under the Plan shall be exercisable as follows:
          (a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Committee may specify.
          (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Committee.
          (c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.
          (d) The Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Section 7(b).

     10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any Option, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate as provided for in the grant or on the day three months after the day of the termination of his employment, whichever is earlier, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company’s Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.
     11. Death; Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any Option:
          (a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Option or SARs specified expiration date or three months from the date of the employee’s death.
          (b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option or SARs held by him on the date of termination of employment until the earlier of (i) the Options or SARs specified expiration date or (ii) one year from the date of the termination of the person’s employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.
     12. Assignment, Transfer or Sale.
          (a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.
          (b) The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act (“10% Owner”) shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

          (c) Notwithstanding (b) above, any Officer, director or 10% Owner may transfer Stock Rights other than ISOs to members of his or her immediate family (i.e. children, grandchildren or spouse), to trusts for the immediate benefit of such family members and to partnerships or limited liability companies in which such family members are the only partners or members, upon approval of the Committee so long as no consideration is received for the transfer.
     13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.
     14. Adjustments Upon Certain Events.
          (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Stock Right, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.
          (b) In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

          (c) In the event of a merger of the Company with or into another corporation, or a “Change in Control” (as defined below), each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the Participants shall fully vest in and have the right to exercise their Stock Rights, including shares or cash as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Stock Right shall terminate upon the expiration of such period.
          For the purposes of this subsection (c), “Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          For the purposes of this subsection (c), the Stock Right shall be considered “assumed” if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.
          (d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.
          (e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.
     15. Means of Exercising Stock Rights.
          (a) A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.
          (b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act of 1933, as amended (the “Act”), contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

     16. Term, Termination and Amendment.
          (a) This Plan was adopted by the Board, but is subject to stockholder approval. This Plan if approved by the Company’s stockholders, amends and supersedes the Company’s Second Amended and Restated 1999 Stock Plan.
          (b) The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan received stockholder approval. No Stock Rights may be granted under the Plan while the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.
          (c) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent (i) stockholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.
          (d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.
     17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s stockholders. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.
     18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Stock Rights granted under the Plan shall be used for general corporate purposes.

     19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.
     20. Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition (as defined in Section 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.
     To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, the Company shall have the discretion to determine if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. If permitted by the Company, the number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the participant is authorized to either deliver or have withheld shares of the Company’s Common Stock, the Board, or the Committee, may require him to make such election only during a certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the “short-swing” profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.
     21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
     22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.
     23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

     24. Forfeiture of Stock Rights. Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited in the event of:
          (a) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;
          (b) Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;
          (c) Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;
          (d) Competing with the Company;
          (e) Failure to execute the Company’s standard stock option agreement, or applicable SAR agreement or document; or
          (f) A finding by the Company’s board of directors that grantee has acted against the interests of the Company.